AMENDMENT NO. 1 TO

CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of July 29, 2013, by and among TELECOMMUNICATION SYSTEMS, INC., a Maryland corporation (“TCS”), SOLVERN INNOVATIONS, INC., a Maryland corporation (“Solvern”), NETWORKS IN MOTION, INC., a Delaware corporation (“NIM”), MICRODATA GIS, INC., a Vermont corporation (“microDATA GIS”),  MICRODATA, LLC, a Maryland limited liability company (“microDATA LLC”), NEXTGEN COMMUNICATIONS, INC., a Maryland corporation (“NextGen,” and together with TCS, Solvern, NIM, microDATA GIS, and microDATA LLC, jointly and severally, individually and collectively, referred to as the “Borrower”), the several banks and other financial institutions or entities parties hereto as lenders hereunder (each a “Lender” and collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, and SILICON VALLEY BANK (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement (as defined below).

BACKGROUND

WHEREAS,	the parties hereto are parties to that certain Credit Agreement dated June 25, 2013 (as it may be amended, restated, supplemented, and modified from time to time, the “Credit Agreement”);

WHEREAS,	the Lenders have extended credit to the Borrower for the purposes permitted in the Credit Agreement;

WHEREAS,	the Loan Parties have requested that the Lenders modify certain of the provisions of the Credit Agreement as more fully set forth in this Amendment;

WHEREAS,

the Loan Parties have requested that the Lenders agree to waive the requirement to deliver certain foreign qualification certificates from certain states because the respective Loan Parties are not required to qualify to do business in such states at this time; and

WHEREAS,

subject to the representations and warranties of the Loan Parties in this Amendment and the Loan Documents and the terms and conditions set forth in this Amendment, the Lenders are willing to so amend the Credit Agreement and to waive the requirement for the Borrower to deliver certain foreign qualification certificates.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

1.	Amendments to Credit Agreement.

1.1	Section 2.1(b). The second sentence of Section 2.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Delayed Draw Term Loans may be drawn in up to five (5) separate draws of not less than $5,000,000 each.”

1.2	Section 4.16. The second sentence of Section 4.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The proceeds of the Delayed Draw Term Loans shall be used solely to refinance the 2014 Convertible Unsecured Notes contemporaneously with (or within five (5) Business Days thereafter) the repayment, purchase or redemption thereof by the Loan Parties and to pay related fees and expenses; provided that up to 50% of the aggregate Delayed Draw Term Commitments (i.e., up to $21,750,000) may be used to reimburse, on a dollar for dollar basis, the Loan Parties for prior cash repayments, purchases or redemptions of the 2014 Convertible Unsecured Notes made by the Loan Parties after Closing Date pursuant to Section 7.6(i) that were not contemporaneously (or within five (5) Business Days) refinanced with the proceeds of the Delayed Draw Term Loans and not otherwise previously refinanced with the proceeds of the Delayed Draw Term Loans, and to pay related fees and expenses.”

1.3	Section 4.20. The first sentence of Section 4.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower and its consolidated Subsidiaries taken as a whole are, and after giving effect to the incurrence of all Indebtedness, the Obligations and obligations being incurred in connection herewith, will be and will continue to be, Solvent (and giving effect (i) on the Closing Date to the repayment of the Existing Senior Indebtedness and (ii) on the date of the funding of any Delayed Draw Term Loans, the repayment, purchase or redemption of the 2014 Convertible Unsecured Notes with the proceeds of such Delayed Draw Term Loans (or the reimbursement of the Loan Parties for the prior cash repayment, purchase or redemption of the 2014 Convertible Unsecured Notes in accordance with Section 4.16)).”

1.4	Section 5.3(b). Section 5.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b)The proceeds of the Delayed Draw Term Loans shall be used solely to refinance the 2014 Convertible Unsecured Notes contemporaneously with (or within five (5) Business Days thereafter) the repayment, purchase or redemption thereof by the Loan Parties and to pay related fees and expenses; provided that up to 50% of the aggregate Delayed Draw Term Commitments (i.e., up to $21,750,000) may be used to reimburse, on a dollar for dollar basis, the Loan Parties for prior cash repayments, purchases or redemptions of the 2014 Convertible Unsecured Notes made by the Loan Parties after Closing Date pursuant to Section 7.6(i) that were not contemporaneously (or within five (5) Business Days) refinanced with the proceeds of the Delayed Draw Term Loans and not otherwise previously refinanced with the proceeds of the Delayed Draw Term Loans, and to pay related fees and expenses.”

2.	Representations, Warranties and Acknowledgements.

2.1	The Loan Parties hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:

(a)

immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)	Each Loan Party has the corporate power and authority to execute and deliver this Amendment and to perform their obligations under the Loan Documents, as amended by this Amendment;

(c)

the execution and delivery by the Loan Parties of this Amendment and the performance by the Loan Parties of their obligations under the Loan Documents, as amended by this Amendment, have been duly authorized by all necessary corporate or limited liability company action on the part of the Loan Parties;

(d)

this Amendment has been duly executed and delivered by the Loan Parties and is the binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principals (whether enforcement is sought by proceedings in equity or at law); and

(e)	as of the date hereof, no Loan Party has any defenses against the obligations to pay any amounts under the Obligations.

2.2

The Loan Parties acknowledge that the Administrative Agent and the Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Loan Parties in connection with this Amendment and in connection with the Loan Documents.

2.3

The Loan Parties understand and acknowledge that the Administrative Agent and the Lenders, are entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and the Loan Parties agree that such reliance is reasonable and appropriate.

3.

Waiver of Certain Foreign Qualification Certificates.  The Lenders hereby waive the requirement set forth in that certain Post-Closing Letter, dated as of June 25, 2013, that the Borrower provide foreign qualification certificates from the appropriate authorities of the states listed on Schedule 1 attached hereto.

4.

Pledge of Capital Stock of Foreign Subsidiaries.  Notwithstanding any term or provision of the Credit Agreement or any other Loan Document to the contrary, in no event shall the Borrower or any Subsidiary thereof be required to pledge to the Administrative Agent, or grant a security interest to the Administrative Agent in, more than 66% of the total combined voting power of the outstanding voting Capital Stock of any Excluded Foreign Subsidiary.  Effective June 25, 2013, all references in the Loan Documents to “66 2/3% of the total combined voting power” of the outstanding voting Capital Stock or Capital Stock of any Excluded Foreign Subsidiary shall mean “66%  of the total combined voting power” of the outstanding voting Capital Stock of such Excluded Foreign Subsidiary.

5.

Limitation.  The amendment set forth in Section 1 of this Amendment and the waiver set forth in Section 3 of this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver, amendment or modification of any other term or condition of the Credit Agreement, of any instrument or agreement referred to therein, or of any other Loan Document, (b) to be an agreement to forbear with respect to any breach or Event of Default, (c) to prejudice any right or remedy which one or more of the Administrative Agent and the Lenders may now have or may have in the future under or in connection with the Loan Documents or any instrument or agreement referred to therein, or (d) to be a consent to any future amendment, modification, or waiver of any Loan Document, or any of the provisions thereof.  Except as expressly amended or waived hereby, nothing in this Amendment shall, or shall be construed to, modify, impair, or affect any of the covenants, agreements, terms, or conditions of the Credit Agreement or any other Loan Document all of which shall remain in full force and effect in accordance with their respective terms.

6.

Conditions.  This Amendment shall become effective upon the fulfillment by the Loan Parties, in a manner reasonably satisfactory to Administrative Agent and the Lenders, of all of the following conditions precedent (the “Conditions”):

6.1	No Default. No Default or Event of Default shall have occurred and be continuing and all representations and warranties in Section 2 shall be true and correct in all material respects.

6.2	Execution of this Amendment. Each of the parties hereto shall have duly executed a counterpart of this Amendment and each shall have delivered the same to Administrative Agent.

6.3

Expenses.  The Administrative Agent shall have received payment of all of its costs and expenses incurred through the effective date of this Amendment pursuant to and in accordance with the Credit Agreement, including the reasonable costs and expenses of counsel to the Administrative Agent incurred in connection with this Amendment.

7.

Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.

8.

Integration.  This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto.

9.

Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Remainder of page intentionally left blank—signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:

TELECOMMUNICATION SYSTEMS, INC.
By: /s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Senior Vice President and Chief Financial Officer

SOLVERN INNOVATIONS, INC.
By: /s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Treasurer

NETWORKS IN MOTION, INC.
By: /s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Treasurer

MICRODATA GIS, INC.
By: /s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Treasurer

MICRODATA, LLC
By: /s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

NEXTGEN COMMUNICATIONS, INC.
By: /s/ Thomas M. Brandt, Jr.
Name: Thomas M. Brandt, Jr.
Title: Treasurer

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK,
as the Administrative Agent

By: /s/ Michael Shuhy
Name: Michael Shuhy
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

LENDERS:

SILICON VALLEY BANK,
as Issuing Lender, Swingline Lender and as a Lender

By: /s/ Michael Shuhy
Name: Michael Shuhy
Title: Vice President

GE CAPITAL BANK
as a Lender

By: /s/ Heather-Leigh Glade
Name: Heather-Leigh Glade
Title: Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION
as a Lender

By: /s/ Susan Bassett
Name: Susan Bassett
Title: Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By: /s/ Timothy M. Naylon
Name: Timothy M. Naylon
Title: Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

MANUFACTURERS & TRADERS TRUST COMPANY
as a Lender

By: /s/ Mary Frances Isakov
Name: Mary Frances Isakov
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

TeleCommunication Systems, Inc.:  Alaska, Idaho, Indiana, Kansas, Kentucky, Louisiana, Maine, Montana, North Dakota, New Hampshire, Nevada, Ohio, Oklahoma, South Dakota, Vermont, Wisconsin and Wyoming.

NextGen Communications, Inc.:  Illinois.